                                  EXHIBIT 10.3


                           AGREEMENT AND BILL OF SALE



          This Agreement and Bill of Sale (the "Agreement") is entered into as of February 28, 1995 by and between EarthShell Container Corporation, a Delaware corporation ("ECC"), and E. Khashoggi Industries, a California general partnership ("EKI").

          WHEREAS, EKI and ECC have entered into that certain Master Lease Agreement, dated July 31, 1993 (the "Master Lease Agreement"), providing for the lease to EKI of certain equipment and machinery owned by ECC; and

          WHEREAS, EKI desires to purchase, and ECC desires to sell, certain of the equipment and machinery currently leased to EKI pursuant to the Master Lease Agreement; and

          WHEREAS, upon such purchase and sale, EKI and ECC desire to terminate the Master Lease Agreement;

          NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. SALE OF EQUIPMENT AND MACHINERY. ECC does hereby sell, convey, transfer, assign and deliver to EKI all of its right, title and interest in and to all of the assets, property and rights listed on Exhibit A attached hereto (the "Equipment"). The foregoing sale and transfer shall be effective upon the execution and delivery of this Agreement and this Section 1 shall serve as a bill of sale with respect thereto.

          2. PURCHASE PRICE. The purchase price for each item of Equipment shall be its acquisition cost as listed on Exhibit A attached hereto and the aggregate purchase price for all items of Equipment shall be the aggregate of all such acquisition costs (the "Purchase Price"). The Purchase Price shall be payable by EKI to ECC by wire transfer or delivery of a certified or cashier's check upon the earlier of (i) the consummation of a public offering of ECC capital stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, for the account of ECC at an aggregate offering price in excess of $35,000,000 and (ii) June 30, 1996.

          3. REPRESENTATIONS AND WARRANTIES REGARDING THE EQUIPMENT. ECC represents and warrants that the Equipment is free and clear of any and all liens and encumbrances or claims of any ownership interest. ECC makes no representation or warranty, express or implied, as to the physical condition of the Equipment, the fitness of any item of the Equipment for the use intended, or the merchantability of any item of the Equipment.

          4. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of California applicable to agreements made and to be performed wholly within such jurisdiction.

          5. ENTIRE AGREEMENT. The Master Lease Agreement is hereby terminated and the parties thereto shall have no further obligations thereunder. This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof, and supersedes all prior discussions or agreements related to the same.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the date set forth herein.

                                        E. KHASHOGGI INDUSTRIES,
                                        a California General Partnership

                                        By:  E. KHASHOGGI HOLDINGS, L.P.,
                                             its Managing General Partner

                                        By:  E. KHASHOGGI INDUSTRIES, INC.,
                                             the General Partner of
                                             E. Khashoggi Holdings, L.P.


                                        By:  /s/ Essam Khashoggi
                                           ------------------------------------
                                             Essam Khashoggi,
                                             President


                                        EARTHSHELL CONTAINER CORPORATION

                                        By:  /s/ D. Scott Houston,
                                           ------------------------------------
                                             D. Scott Houston,
                                             Chief Financial Officer

                                    EXHIBIT A
                             EQUIPMENT AND MACHINERY


                                   DESCRIPTION                          ACQ COST
--------------------------------------------------------------------------------
LAB - LEASEHOLD IMPROVEMENTS:
DUV01:  lab ventilation                                                 5,332.50
INT01:  exhaust system                                                    906.40
RUD01:  masonry shop                                                      336.60
INT01:  Int'l Electric / Remodel                                        8,087.14
ESC01:  Plumbing                                                       53,610.37
INT01:  Electrical                                                     15,744.28
PRE02:  Asbestos abatement                                              2,960.00
OLY01:  construction                                                    9,218.17
MAN01:  construction                                                   25,883.73
DUV01:  ventilation                                                    14,333.84
SMI03:  Engineering                                                       325.00
TRI01:  Blind deposit                                                   1,000.00
SPE06:  liquid hardener                                                   145.73
CLA04:  Architectural Svcs                                              1,625.00
WHI03   Architectural Svcs                                              3,042.20
SMI03:  Electrical designs                                                325.00
INT01:  Int'l Electric / Remodel                                       76,076.63
ESC01:  plumbing remodel                                               73,589.04
NOR04:  cabinets/shelves                                               16,647.02
BUE01:  drier                                                             801.66
PRE01:  HVAC mounting                                                     840.00
TRI01:  mini blinds                                                     2,654.87
OLY01:  construction                                                   11,788.58
SAN17:  Exterior ceiling                                                1,052.00
DAH01:  Insulate pipes                                                  3,860.32
CVE01:  HVAC, piping                                                    1,737.00
COR02:  painting                                                       20,956.65
DUV01:  construction                                                   25,126.07
MAN01:  construction                                                   30,003.25
PAC02:  ceiling acoustics                                               3,220.00
WAL04:  ceiling work                                                    7,390.00
MAC04:  welding                                                         3,703.00
SCH07:  construction                                                    1,190.00
GRA03:  parking lot asphalt                                             3,589.00
TEL03:  phones                                                          1,093.82
SCH07:  construction                                                      660.00
MCL01:  sump painting                                                     205.93
CUR01:  carpeting                                                         809.00
WAL04:  litewires                                                         120.00
MAC04:  welding                                                           692.00
SMI03:  electrical designs                                                775.00
WHI02:  architectural                                                     657.49
CLA04:  architectural                                                     300.00
SPE01:  fabricate grid                                                     86.20
DUV01:  Duvall Mechanical                                               1,515.50
ESC01:  Escalora Plumbing                                              11,683.67
JOR01:  cabinets                                                        1,510.00
COR02:  painting                                                        1,394.20
MAN01:  construction                                                    3,833.74
OLY01:  construction                                                    1,250.60
OLY01:  construction                                                      985.12

                                    EXHIBIT A
                             EQUIPMENT AND MACHINERY


                                   DESCRIPTION                          ACQ COST
--------------------------------------------------------------------------------
CLA04:  architectural                                                     312.50
ESC01:  Installation                                                      801.82
MAN01:  skylight                                                        2,315.00
DUV01:  ac units                                                          983.00
ER #VO57 R. Smith:  supplies                                               31.19
ESC01:  sewer repair                                                      865.00
ESC01:  relocate drums, etc.                                            2,031.47

                                                                 ---------------
TOTAL LAB LEASEHOLD IMPROVEMENTS                                      461,800.20
                                                                 ---------------
                                                                 ---------------

                                    EXHIBIT A
                             EQUIPMENT AND MACHINERY


                                   DESCRIPTION                          ACQ COST
--------------------------------------------------------------------------------

MACHINE SHOP FURNITURE, COMPUTERS AND EQUIPMENT


Cabinets                                                                4,543.64
Cad System                                                              9,952.12
486 Computer for CNC mill                                               2,429.77
CNC memory                                                              3,874.75
NOV01:  printer plotter                                                 7,739.08
JAP01:  Manual lathe & mill                                            27,680.98
ONE01:  Horizontal bandsaw                                              5,220.49
ONE01:  Vertical bandsaw                                                4,477.01
YAM01:  Mori Saike CNC lathe                                           91,587.50
YAM01:  Mori Saike CNC mill                                           102,595.00
YAM01:  Preset Arm                                                      3,000.00
LIQ01:  Syncrowave-welding                                              5,043.65
YAM01:  Rotary table                                                   25,294.31
ONE01:  mill vise                                                       1,892.65
                                                                 ---------------
                               TOTAL MACHINE SHOP                     295,130.95
                                                                 ---------------
                                                                 ---------------

                                    EXHIBIT A
                             EQUIPMENT AND MACHINERY


                                   DESCRIPTION                          ACQ COST
--------------------------------------------------------------------------------


LAB EQUIPMENT:
Loomis Extruder                                                        81,141.23
Curing Oven                                                            45,778.58
Hepburn Press                                                         627,639.28
ROB01:  Trim press                                                      9,500.00
POL05:  cutting die                                                       506.43
KRH Rollers                                                            61,958.83

                                                                 ---------------
TOTAL LAB EQUIPMENT                                                   826,524.35
                                                                 ---------------
                                                                 ---------------

                                    EXHIBIT A
                             EQUIPMENT AND MACHINERY


                                   DESCRIPTION                          ACQ COST
--------------------------------------------------------------------------------

ANALYTICAL EQUIPMENT:
PAA01:  RHEOLAB                                                        38,305.08
RJL01:  SEM system                                                    161,155.78
ENV02:  Humidity chamber DP                                             2,760.00
MAT01:  Zeta potential analyzer                                        57,373.50
SHI01:  TGA/DSC System                                                 51,016.69
COU01:  Optical bench                                                  46,762.47
INS01:  load frame                                                     87,385.25

                                                                 ---------------
TOTAL ANALYTICAL EQUIPMENT                                            434,748.75
                                                                 ---------------
                                                                 ---------------